Accumulated other comprehensive income/(loss)	12 Months Ended
Dec. 31, 2017
Accumulated Other Comprehensive Income (Loss), Net of Tax [Abstract]
Accumulated other comprehensive income/(loss)
Accumulated other comprehensive income/(loss)

Accumulated other comprehensive income consists of the following:

(In US$ millions)	Unrealized gain on marketable securities	Unrealized gain on foreign exchange	Actuarial gain/(loss) relating to pension	Share in unrealized gains from associated companies	Other	Total
Balance as at December 31, 2016	17	36	(23)	23	—	53
Other comprehensive income before reclassifications	14	—	(3)	2	2	15
Amounts reclassified from accumulated other comprehensive income	—	—	—	(10)	—	(10)
Balance as at December 31, 2017	31	36	(26)	15	2	58

The unrealized gain on marketable securities relates to the accumulated gains on the investment in Seadrill Partners Common Units and the recognition and subsequent remeasurement of our investment in Archer. Refer to Note 13 "Marketable securities" for more information.

The applicable amount of income taxes associated with each component of other comprehensive income is nil, other than on the actuarial loss on pension, due to the fact that the items relate to companies domiciled in non-taxable jurisdictions. For actuarial loss related to pension, the accumulated applicable amount of income taxes is $1 million ($1 million in 2016) as this item is related to companies domiciled in Norway where the tax rate is 24% (2016: 24%).